ACCESS ONE TRUST

Access Flex High Yield Fund

Supplement dated January 13, 2005

to the Prospectus dated December 17, 2004

Effective January 13, 2005, the minimum initial investment amount for Roth, Regular, and Spousal Individual Retirement Accounts held in discretionary accounts controlled by a financial professional is reduced from $5,000 to $4,000. The minimum initial investment amount for all other types of discretionary accounts controlled by a financial professional remains at $5,000.

Please keep this information with your prospectus for future reference.

AOTSUPP0105